UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	Other Events.

On June 28, 2021, The Bank of New York Mellon Corporation (the “Company”) announced that the Federal Reserve had notified the Company that its Stress Capital Buffer (“SCB”) requirement, effective October 1, 2021, will remain 2.5%¹, equal to the regulatory minimum, and that the Federal Reserve’s recent restrictions on common stock dividends and share repurchases applicable to the large banks that are subject to the supervisory stress test, including the Company, will end after June 30, 2021.

The Company also announced that it intends to increase its quarterly common stock cash dividend from $0.31 to $0.34 per share, commencing as early as the third quarter of 2021, subject to approval by its Board of Directors (the “Board”), and that its Board approved the repurchase of up to $6.0 billion of the Company’s common stock, beginning in the third quarter of 2021 and continuing through the fourth quarter of 2022. The repurchases of common stock may be executed through open market purchases, in privately negotiated transactions or by other means, including through repurchase plans designed to comply with Rule 10b5-1 and through derivative, accelerated share repurchase and other structured transactions. The timing, manner and amount of repurchases is subject to various factors, including the Company’s capital position and prevailing market conditions. This new share repurchase plan replaces all previously authorized share repurchase plans.

¹	The Company expects that its final SCB will be confirmed by the Federal Reserve later in 2021.

The information presented in this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which may be expressed in a variety of ways, including the use of future or present tense language, relate to, among other things, the Company’s repurchases of common stock, common stock dividends, capital base, performance and ability to meet regulatory requirements. These statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Company’s control). Actual outcomes may differ materially from those expressed or implied as a result of risks and uncertainties, including, but not limited to, the factors identified above and the risk factors and other uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2020, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and the Company’s other filings with the Securities and Exchange Commission. All statements in this Current Report on Form 8-K speak only as of the date of this filing and the Company undertakes no obligation to update the information to reflect events or circumstances that arise after that date or to reflect the occurrence of unanticipated events, except as required by federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: June 28, 2021	By:	/s/ James J. Killerlane III

Name:	James J. Killerlane III
Title:	Secretary

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